UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2013

NORTHRIM BANCORP, INC.

(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3111 C Street, Anchorage, Alaska		99503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 907-562-0062

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 21, 2013, Northrim BanCorp, Inc., an Alaska corporation and registered bank holding company (“Northrim”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alaska Pacific Bancshares, Inc., an Alaska corporation and registered savings and loan holding company (“Alaska Pacific”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a direct, wholly-owned subsidiary of Northrim will merge with and into Alaska Pacific, with Alaska Pacific continuing as the surviving entity (the “Surviving Entity”) and a wholly-owned subsidiary of Northrim (the “Merger”). Subsequent to the Merger, the Surviving Entity will be merged into Northrim and Alaska Pacific Bank will be merged into Northrim Bank. The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, have been approved unanimously by the boards of directors of Northrim and Alaska Pacific. Pursuant to the terms and conditions of the Merger Agreement, the total consideration to be paid by Northrim for all of the shares of Alaska Pacific will be based on the volume weighted average closing price of Northrim’s common stock for the 15 trading days ending on the fifth day before the completion of the Merger. The maximum aggregate consideration to be paid by Northrim in connection with the Merger is $13,869,274 and the minimum aggregate consideration payable is $12,513,666. Shareholders of Alaska Pacific will be able to elect to receive such consideration in the form of cash or shares of Northrim’s common stock (“Northrim Shares”), subject to proration so as to ensure that the total consideration for Alaska Pacific will be roughly evenly split between cash and newly issued Northrim Shares.

The Merger Agreement contains customary representations and warranties from both Northrim and Alaska Pacific, and each have agreed to customary covenants, including, among others, covenants with respect to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger. In addition, Alaska Pacific has agreed (1) not to engage in certain kinds of transactions or take certain actions during this period without the prior written consent of Northrim, (2) to convene and hold a meeting of its shareholders to consider and vote upon the Merger, (3) that, subject to certain exceptions, the Alaska Pacific board of directors will recommend adoption of the Merger Agreement by its shareholders, and (4) not to (A) solicit, initiate, encourage or knowingly facilitate any proposals relating to alternative business combination transactions, or (B) subject to certain exceptions, provide any non-public information in connection with any proposal relating to alternative business combination transactions, or engage in any discussions or negotiations regarding any such proposal.

Completion of the Merger is subject to various customary conditions, including, among others, (1) approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, by Alaska Pacific’s shareholders, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting the closing of the Merger, (4) effectiveness of the registration statement for the Northrim Shares to be issued in the Merger, (5) the redemption of Alaska Pacific’s series A preferred stock held by the U.S. Department of Treasury, (6) either the conversion of the warrant to acquire 175,772 shares of Alaska Pacific issued to the U.S. Department of Treasury on February 6, 2009 into shares of Alaska Pacific common stock prior to the effective date of the Merger or the amendment of the terms of the warrant agreement (or agreement from the U.S. Department of Treasury) to ensure that such warrant will convert solely into cash in connection with the Merger; (7) the appointment of one of the current members of Alaska Pacific’s board of directors to the board of directors of Northrim; (8) Northrim’s receipt of non-solicitation/non-competition agreements from each of the directors and certain executive officers of Alaska Pacific; (9) Alaska Pacific Bank having at least a “satisfactory” rating under the Community Reinvestment Act at the closing date of the Merger; and (10) pre-approval for the listing on NASDAQ of the Northrim Shares to be issued in the Merger. Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations and (iii) the receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(b) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for Northrim and Alaska Pacific, as the case may be, applicable upon: (1) the parties mutual agreement to terminate the Merger Agreement in writing, (2) April 28, 2014, if the Merger has not been completed by that date, (3) required governmental approvals having not been received and neither party has failed to perform any of their respective covenants, (4) Alaska Pacific’s shareholders voting against the Merger (5) the board of directors of Alaska Pacific failing to recommend the Merger to its shareholders or Alaska Pacific failing to comply with its non-solicitation obligations, its obligations with respect to any other proposals relating to alternative business combination transactions or failing to publicly affirm its recommendation of the Merger in the face of an unsolicited transaction proposal, (6) the average share price of the Northrim Shares is less than $18.90 per share and Northrim does not agree to increase the aggregate merger consideration to a minimum amount of $12,513,666 and (7) the election by one party when representations and warranties of the other party have become inaccurate in any material respect or the other party has failed to comply with its convents in any material respect.

The Merger Agreement further provides that Alaska Pacific would be required to pay Northrim a termination fee of $600,000 upon termination of the Merger Agreement under specified circumstances, including Alaska Pacific entering into an agreement with respect to a competing offer or entering into an alternative acquisition within 18 months of the termination of the Merger Agreement due to Alaska Pacific’s shareholders failing to approve the Merger or Alaska Pacific committing a willful intentional breach of the Merger Agreement. Alternatively, Northrim would be required to pay a termination fee to Alaska Pacific of $600,000 in the event that Alaska Pacific terminates the Merger Agreement due to a willful intentional breach by Northrim.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants of each party as set forth in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Northrim or Alaska Pacific.

Item 8.01. Other Events.

On October 22, 2013, Northrim and Alaska Pacific issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Forward-looking Statements

This current report on Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. These statements include, but are not limited to, descriptions of Northrim’s and Alaska Pacific’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. All statements, other than statements of historical fact, regarding the financial position, business strategy and respective management’s plans and objectives for future operations of each of Northrim and Alaska Pacific are forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to Northrim, Northrim’s management, Alaska Pacific, or Alaska Pacific’s management are intended to help identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe that management’s respective expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially and adversely from expectations as indicated in the forward-looking statements. These risks and uncertainties include: expected cost savings, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed merger might not be obtained; and the ability of Northrim and Alaska Pacific to execute their respective business plans (including the proposed merger). Further, actual results may be affected by the ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy as those factors relate to the cost of funds and return on assets. In addition, there are risks inherent in the banking industry relating to collectibility of loans and changes in interest rates. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in other filings of Northrim and Alaska Pacific made with the SEC. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations. These forward-looking statements are made only as of the date of this current report, and neither Northrim nor Alaska Pacific undertakes an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this current report.

Important Notice

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to a transaction which may become the subject of a registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the proposed merger transaction, Northrim intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Alaska Pacific, and a prospectus of Northrim, as well as other relevant documents concerning the proposed merger transaction. This current report on Form 8-K is not a substitute for the registration statement Northrim would file with the SEC regarding the proposed merger transaction or for any other document Northrim may file with the SEC. INVESTORS AND SECURITY HOLDERS OF NORTHRIM AND ALASKA PACIFIC ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. Such documents would be available free of charge through the website maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 800-SEC-0330. The proxy statement/prospectus and other material documents related to the proposed merger transaction may also be obtained for free, as soon as reasonably practicable after filing with the SEC on Northrim’s website at www.northrim.com.

Northrim and Alaska Pacific and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Alaska Pacific in connection with the proposed merger. Information about the directors and executive officers of Northrim is set forth in the proxy statement for Northrim’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013. Information about the directors and executive officers of Alaska Pacific is set forth in the proxy statement for Alaska Pacific’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 9, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 21, 2013, by and among Northrim BanCorp, Inc., Northrim Merger Sub, Inc. Northrim Bank, Alaska Pacific Bancshares, Inc. and Alaska Pacific Bank (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press release dated October 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.

Date: October 22, 2013	By:	/s/ Joseph M. Schierhorn
Joseph M. Schierhorn Executive Vice President, CFO and COO

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 21, 2013, by and among Northrim BanCorp, Inc., Northrim Merger Sub, Inc. Northrim Bank, Alaska Pacific Bancshares, Inc. and Alaska Pacific Bank (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press release dated October 22, 2013.

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